Exhibit 99.1 First Quarter 2023 Earnings | May 2023 AlTi Tiedemann Global 1

Disclosures This Presentation (together with oral statements made in connection herewith, the “Presentation”) is for informational purposes only to assist interested parties in evaluating AlTi Global, Inc. (along with its consolidated subsidiaries, “AlTi Global” or the Company ). About AlTi Global AlTi Global is a multi-disciplinary financial services business with a diverse array of investment, advisory, and administrative capabilities which serves clients and investors around the globe. The firm manages approximately $67 billion in combined assets and provides holistic solutions for wealth management clients through a full spectrum of services, including discretionary investment management services, non-discretionary investment advisory services, fiduciary and trust services, administration services, new generational wealth planning services and family office services. AlTi Global structures, arranges, and provides a network of investors with co-investment opportunities in a variety of alternative assets which are either managed intra-group or by carefully selected managers with a proven track record in the relevant asset class. AlTi Global operates globally, with approximately 470 professionals operating in 22 cities in 10 countries across four continents. No Offer or Solicitation This Presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of AlTi Global. The information contained herein does not purport to be all-inclusive and none of AlTi Global nor any of its respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Prospective investors should consult with their own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making its investment decision to subscribe for securities of AlTi Global. To the fullest extent permitted by law, in no circumstances will AlTi Global or any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of AlTi Global. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Forward-Looking Statements Some of the statements in this presentation may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward- looking information in this presentation should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, successful execution of business and growth strategies and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under “Risk Factors” included in AlTi Global's registration statement on Form 10-K filed April 17, 2023, and in the subsequent reports filed with the Securities and Exchange Commission, as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. A AlT lTi i T Tiied edem eman ann n G Gllo ob bal al 2 2

Disclosures (Cont.) Financial Information The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any registration statement that may be filed by AlTi Global. Due to rounding, numbers presented throughout this Presentation may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. Use of Non-GAAP Financial Measures The non-GAAP financial measures contained in this presentation (including, without limitation, Adjusted Net Income, Adjusted EBITDA and EBITDA) are not GAAP measures of AlTi Global’s financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures to their most directly comparable GAAP measure is included on page 33 of this presentation. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. AlTi Global believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, these measures may not be comparable to similarly titled measures used by other companies in our industry or across different industries. Forward-looking Non-GAAP The Company is not able to reconcile its forward-looking non-GAAP estimates of Adjusted EBITDA margin without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliation that have not yet occurred, are out of its control, or cannot be reasonably predicted, which could have a material impact on its future GAAP financial results. Industry and Market Data Certain information contained in this Presentation relates to or is based on studies, publications, surveys and AlTi Global’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while AlTi Global believes its internal research is reliable, such research has not been verified by any independent source and none of AlTi Global or any of its affiliates nor any of their respective control persons, officers, directors, employees or representatives make any representation or warranty with respect to the accuracy of such information. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but AlTi Global, will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. A AlT lTi i T Tiied edem eman ann n G Gllo ob bal al 3 3

AlTi at a Glance Delivering transformational ideas that create enduring value 460+ $67B $4B 20+ $2B Professionals with diverse Committed to Impact Year operating history Assets Under Advisement Invested alongside clients experience & expertise strategies (AUM/AUA) Global footprint with presence in 22 major financial centers with a robust financial profile AlTi Tiedemann Global 4 Information as of March 31, 2023, unless otherwise noted.

Strategic Underpinnings of AlTi

One ecosystem delivering innovative, world-class wealth and asset management solutions

$46B - Wealth Management

- Investment Advisory
- Trust, Fiduciary & Administration
- Family Office


AlTi TIEDEMANN GLOBAL
$67B
AUM/AUA

$21B - Asset Management

- Alternatives Platform
- Real Estate – Public & Private
- Merchant Banking

Tiedemann Advisors

- A leading U.S.-focused multi-family office providing comprehensive financial advisory
- Client base of ultra-high-net-worth (UHNW) families, entrepreneurs and foundations
- Founded in 1999

+

Alvarium

- International multi-family office providing investment advisory across wealth & asset management
- Bespoke real estate solutions
- Merchant banking expertise focused on innovation economy
- Founded in 2009

+

TIG

- Established alternatives management firm focused on capital preservation & uncorrelated returns
- Strong track record of partnerships with strategic managers
- Founded in 1980

Strategic Rationale

- Strengthened origination opportunities
- Complementary markets & investors
- Enhanced suite of solutions
- New global product capabilities
- Increased operating leverage
- Fortified talent attraction & retention

AlTi Tiedemann Global

Information as of March 31, 2023, unless otherwise noted.

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One Platform Approach Serving complementary and attractive industries Asset Management Wealth Management • Stable fee rates generating a robust • Strong investor demand, particularly in recurring revenue stream private and real asset markets, driving strong fundraising growth • Consistent, solid client retention and • Longer-locked investment vehicles underlying secular tailwinds providing greater revenue visibility • Differentiated investment strategies with • Multiple avenues for co-investment and performance that is less correlated to revenue diversification through ancillary the broader markets offerings • Substantial focus on expanding alternative • Highly fragmented industry allowing for strategies into the wealth management accelerated growth through M&A channel • Ability to compete directly with global • Large universe of mid-market managers banks through differentiated offering results in significant M&A opportunities AlTi Tiedemann Global 6 6 6

Investment Highlights Uniquely positioned between global family office solutions and alternative asset management Strong, performing businesses Large and growing addressable market Established reputation in the market Both in asset and wealth management Global footprint Recurring and diversified revenue Strategically located in wealth epicenters Consistent, with multiple growth vectors Flexible balance sheet Long-tenured client and investor base Prioritizing opportunistic growth Stable and growing relationships World-class leadership Proven track record and commitment to Impact Investing A AlT lTi i T Tiied edem eman ann n G Gllo ob bal al 7 7 7

Expanding Market Opportunities

Powered by multi-decadal trajectories

Large, Expanding Market

Growth of Global Wealth (2021-2026P)

($ in Trillions)


6% CAGR
$326
$473
$609
2016
2021
2026P

$609 trillion global opportunity and double-digit growth with clients demanding integrated capabilities and **institutional solutions**

Source: BCG

Generational Wealth Transfer

U.S. Wealth Transfer (2018-2042P)

$70

Trillion from
Baby Boomers & Older

GenX & Millennials + Charities

$70 trillion wealth transfer creates opportunities for firms that deliver impact, innovation & engagement to clients

Source: Cerulli Associates

Shifting To Independence

U.S. Independent Advisor AUM/AUA (2014-2024P) [1]

($ in Trillions)


10% CAGR
$2.1
$3.5
$5.5
2014
2019
2024P

Wealth clients seek advice that is **independent, customized, aligned & integrated with needs**

Source: Cerulli Associates

(1) Includes independent registered investment advisors, hybrid registered investment advisors, and multi-family offices.

AlTi Tiedemann Global 8

Global, Growing Client Base Serving evolving client priorities Global Demand for Alternatives Across Generations With Impact Priority Alternative AUM/AUA Growth and Forecast (2011-2026P) Alt. Asset Exposure by Demographic (2021-2024P) Relevance of ESG Factors ($ in Trillions) Considers ESG factors Private equity Private debt 85% Does not consider ESG factors 81% Hedge funds Real estate $23.2 Infrastructure Natural resources 7% 60% 48% $13.3 93% of UHNW consider $10.1 32% 32% ESG factors when $8.5 $7.2 investing $6.3 $4.6 93% 2011 2013 2015 2017 2019 2021 2026P Global Millennial UHNW Demand for alternatives, a $23 trillion market by the Next generation particularly interested Clients and investors understand and want to invest end of 2026, aligns with our expertise in direct and co-investment in alternatives responsibly and with intent, as they think about legacy Source: Preqin Source: Ernst & Young Source: Ernst & Young A AlT lTi i T Tiied edem eman ann n G Gllo ob bal al 9 9 9 2021 2021 2021

2023 Strategic Priorities Leverage Competitive Achieve Organizational Execute Accretive Streamline Capital Advantages to Accelerate Efficiencies and Right Size Acquisitions to Generate Structure Organic Growth Cost Structure Topline Momentum Achieving $16M+ in annualized net cost savings while creating a clear path to margin expansion A AlT lTi i T Tiied edem eman ann n G Gllo ob bal al 10 10

AlTi Wealth Management – Highlights Resilient and expanding global client base $46B Scale AUM/AUA, $ in Billions $46 AUM/AUA $43 $41 $36 8 Global presence $32 Countries with AlTi WM offices 98% High client retention Client retention since 2019 9+ Long-tenured clients Years average client tenure 2019 2020 2021 2022 1Q23 $4.1B Net positive Impact firm Invested in Impact strategies Top 25 Client Asset Composition Client Composition by Assets $778M by Geography with AlTi Alignment with clients Invested alongside clients Other AlTi WM 20+ Experienced team Assets years operating history 78% Non-U.S. Full suite of Investment Advisory, Multi- U.S. 37% Comprehensive capabilities family office and Trust services 63% Top 25 Client Billable Assets 22% AlTi Tiedemann Global 11 11 Information as of March 31, 2023, unless otherwise noted.

Wealth Management – Holistic Solutions Combining the services of a family office with the depth of a world-class, global institution Investment Advisory & Impact Estate & Wealth Planning Customized risk-adjusted portfolios Implementation and management Bespoke AlTi Team Expertise curated from Trust & Fiduciary across the firm Wealth protection & Philanthropy tax optimization Strategic giving Access to Co-investments CLIENT & Strategic Advisory An ecosystem of services to suit clients’ needs and goals Family Governance & Education Family Office Services Family structure and Administration of a family’s wealth next-generation engagement AlTi Tiedemann Global 12

AlTi Asset Management – Highlights Differentiated provider of public and private market solutions serving growing alternatives market AUM/AUA, $ in Billions $22 $21 $21B $20 Scale AUM/AUA $17 $15 $1.1B Alignment with clients Invested alongside clients 40+ Experienced team years of operating history across market cycles 2019 2020 2021 2022 1Q23 4 Global presence International locations (Hong Kong, London, NY and Asset Composition by Platform Toronto) Public and Private Comprehensive solutions Real Estate market opportunities and advisory services $13B Alternatives Platform $8B AlTi Tiedemann Global 13 Information as of March 31, 2023, unless otherwise noted.

Asset Management – Platform Breakdown Global network of capabilities built on an end-to-end support platform 1980 2009 2011 2017 Alternatives Platform Real Estate – Private Markets Merchant Banking Real Estate – Public Markets (1) Four fund strategies Direct investments – 27 equity and 21 debt 220+ transactions UK REIT transactions realized since inception Strategies Select Clients Strategy Strategies • Event-Driven Merger Arbitrage • Forward funding • Value-add • Real Estate Bridge Lending • Development • Planning • Asian Credit Opportunities • Income • European Long Short Equity Focus Focus Focus Inflation-protected income and capital Focus Media, consumer, technology and growth Uncorrelated investment opportunities in Geography and sub-sector selection based on innovation sectors across both private specialist strategies themes and teams and public markets Products Products Products Strategies and Services Funds Funds, SPVs Funds, SMAs, SPVs, UCITs, AIF’s Strategic Advisory, Private Placements, M&A, Co-investments Investors – Institutional Investors, Multi-family Offices, Single-family Offices, Ultra-High-Net-Worth, Consultants, Sovereign Wealth Funds AlTi Tiedemann Global 14 14 Information as of March 31, 2023, unless otherwise noted. (1) Includes transactions completed by co-heads of Merchant Banking in their careers with predecessor company.

Asset Management: Alternatives Platform

Best-in-class performance and uncorrelated returns[1]

TIG Arbitrage

	TIG Arbitrage	MSCI	HFRI
Annualized Performance	6.6%	7.2%	3.8%
Volatility	5.9%	14.4%	4.8%



MSCI +115%
TIG Arbitrage +103%
HFRI +52%
3/31/12
9/30/13
3/31/15
9/30/16
3/31/18
9/30/19
3/31/21
3/31/23

European Equities

	Euro Equities	MSCI	HFRI
Annualized Performance	12.4%	4.7%	4.3%
Volatility	10.8%	16.6%	5.7%



AlTi AM Purchase Date
European Equities +102%
MSCI +52%
HFRI +23%
3/31/17
3/31/18
3/31/19
3/31/20
3/31/21
3/31/2
3/31/23

Bridge Lending Real Estate

	Bridge Lending	MSCI	HFRI
Annualized Performance	8.7%	4.8%	3.3%
Volatility	0.7%	15.7%	5.5%



AlTi AM Purchase Date
Bridge Lending Real Estate +784%
MSCI +240%
HFRI +63%
1/31/97
1/31/01
1/31/05
1/31/09
1/31/13
1/31/17
3/31/23

Asia Credit and Special Situations

	Asia Credit	MSCI	HFRI
Annualized Performance	7.5%	5.8%	3.1%
Volatility	5.4%	15.3%	5.1%



AlTi AM Purchase Date
Asia Credit +87%
MSCI +63%
HFRI +31%
8/30/14
12/30/16
2/28/18
4/30/19
6/30/20
8/31/21
3/31/23

AlTi Tiedemann Global

Information as of March 31, 2023, unless otherwise noted.

(1) Past performance does not guarantee or indicate future results. The historical net performance presented above are unaudited. Please see reference page 38 of the appendix for additional information.

15

Asset Management: Public Real Estate Long-term outperformance through varied market cycles o UK main market listed REIT o Market Cap: £1.7B/U.S.$2.2B o Total Return Since IPO (2/27/17): +31% Performance of LXi REIT LXI +31% FTSE 250 +18% 2/27/2017 8/27/2017 2/27/2018 8/27/2018 2/27/2019 8/27/2019 2/27/2020 8/27/2020 2/27/2021 8/27/2021 2/27/2022 8/27/2022 2/27/2023 3/31/2023 AlTi Tiedemann Global 16 All information as of March 31, 2023. Benchmark: FTSE 250 Index.

M&A Will Continue to be a Key Driver of Growth Compelling universe of opportunities Transacted AUM/AUA by Asset Class and Share Alternative Asset Management Industry ($ in Billions) Traditional Alternative Wealth management Combined alternative and wealth management share of total transactions $4,000 82% 80% $3,354 OPPORTUNITY SET $2,952 2,000+ funds have $3,000 AUM/AUA of $500M to $5B Seeding & Larger Funds Incubation Selling Stakes 91% $2,000 79% Mid-Market Growth $1,620 $500M $5B Opportunity $1,262 $1,000 • By focusing on mid-sized specialist firms in our target AUM/AUA range, we seek to capitalize on businesses that have reached a growth inflection point. • We look to accelerate growth by providing efficient, low-touch operational support, $- strategic guidance and distribution. 2019 2020 2021 2022 AlTi Tiedemann Global 17 Source: Piper Sandler

Demonstrated Track Record Strategic acquisition and integration of asset managers & wealth managers Select AlTi M&A Examples Wealth Management Asset Management Illustrative Acquisition Criteria Illustrative Acquisition Criteria • Expand global footprint • Diversify management fee • Uncorrelated to equity markets • Proven and repeatable revenue base earnings streams • Increase scale & talent • Leverage support platform • AUM/AUA at acquisition (distribution, operations) • AUM/AUA at acquisition • Leverage services (i.e., Trust) $2 to $10B+ $500M to $5B+ • Expand management fee • Expand Impact strategy revenue base Integrated Participations in Acquisitions Specialist Managers AlTi Tiedemann Global 18

M&A in 2023

Closed accretive acquisitions with selected global specialists

Wealth Management

Completed the acquisition of a Singapore multi-family office in April 2023

AL Wealth Partners

- Singapore-based UHNW manager with ~$1B AUM
- Acquired 100% of the company
- Expanded Asian presence and entered a key investment & philanthropic hub for global & regional families
- Rebranded as AlTi's and will be integrated into wealth management platform

Asset Management

Increased stakes in two alternative asset managers in Q1 2023

Zebedee

- European Long-Short Equities manager with $1.7B AUM/AUA
- Increased GP stake by 5% to 25%
- Investor's Choice Award Winner in 2022
- Performance since inception +102%[(1)]

Arkkan

- Asian Credit and Special situations manager with $1.5B AUM/AUA
- Increased GP purchase by 3% to 12%
- Performance since inception +87%[(1)]


London
Hong Kong
Singapore

AlTi Tiedemann Global

1) Past performance does not guarantee or indicate future results. The historical net performance presented above are unaudited. Please see reference page 38 of the appendix for additional information.

19

Financial Highlights AlTi Tiedemann Global 20

First Quarter 2023 GAAP Results (Unaudited) ($ in Thousands) 1Q’23 1Q’22 Revenue Management/advisory fees $ 46,470 $ 19,970 Incentive fees 577 — Distributions from investments 10,030 — Other income/fees 970 — Total income 58,047 19,970 Operating Expenses Compensation and employee benefits 63,172 13,560 Systems, technology and telephone 3,828 1,440 Sales, distribution and marketing 526 218 Occupancy costs 3,180 968 Professional fees 22,884 1,415 Travel and entertainment 1,946 267 Depreciation and amortization 4,517 610 General, administrative and other 1,432 318 Total operating expenses 101,485 18,796 Total operating income (loss) (43,438) 1,174 Other Income (Expenses) Gain (loss) on investments 3,149 (19) Gain (loss) on warrant liability (12,942) — Gain (loss) on earn-out liability (29,206) — Interest and dividend income (expense) (3,261) (74) Other income 58 (2) Income (loss) before taxes (85,640) 1,079 Income tax (expense) benefit (4,650) (193) Net income (loss) (90,290) 886 Net income (loss) attributed to non-controlling interests in subsidiaries (21,550) (13) Net income (loss) attributable to AlTi Global, Inc. $ (68,740) $ 899 Net Income (Loss) Per Share Basic $ (1.19) $ 129.24 Diluted $ (1.19) $ 129.24 Weighted Average Shares of Class A Common Stock Outstanding Basic 57,546,811 6,956 Diluted 57,546,811 6,956 Other Comprehensive (Loss) Income Foreign currency translation adjustments 9,671 (275) Total comprehensive loss (80,619) 624 Other income (loss) attributed to non-controlling interests in subsidiaries (16,820) — Comprehensive income (loss) attributable to AlTi Global, Inc. (63,799) 624 A AlT lTi i T Tiied edem eman ann n G Gllo ob bal al 21 21 21 Note: 1Q’23 represents results for the period ended January 3, 2023 – March 31, 2023 (Successor), and 1Q’22 represents results for the period January 1 – March 31, 2022 (Predecessor) - Comparability to prior and future periods may be limited.

First Quarter 2023 Overview • Revenues $58 million • 84% of total revenues are recurring 2 • Net Income ($90 million), Adjusted Net Income attributable to ALTi is $1.3 million 1 Financial • Adjusted EBITDA $11 million • Adjusted EPS $0.02 per share, basic and diluted • $67 billion of AUM/AUA, 3% quarterly growth • $1.7 billion new client flows in wealth management Key Performance • $400+ million of capital raised in asset management Metrics • Completed business combination and started trading on NASDAQ as ALTI • Secured a $250 million Senior Credit Facility lead by BMO Corporate • Expanded our wealth management presence in Asia through the acquisition of AL Wealth Partners (Singapore) • Increased our GP stake participation in Arkkan and Zebedee, two external strategic fund managers • Launched warrant exchange on May 5, 2023 AlTi Tiedemann Global 22 1) See reconciliations of non-GAAP measures and definitions on slide 33 and 37, respectively. 2) Adjusted net income is $2.5 million, inclusive of earnings for non-controlling interest in Class B units..

First Quarter 2023 Select Financial and Operating Metrics ($ in Millions) 1Q’23 1Q’22 • Revenue of $58M primarily driven by Management/Advisory fee of $46.5M Revenue $58.0 $20.0 and $10M in distributions from the external strategic managers in our Mgmt./Advisory Fees 46.5 20.0 alternatives platform. 84% of total revenues was from recurring fees. Incentive Fees 0.6 - • Total Operating Expenses of $101M reflects $50M in one-time expenses, (2) Distributions from Investments 10.0 - related to the merger transaction, as well as significant investments in our (1) public company infrastructure . Excluding one-time items, operating Other Income/Fees 1.0 - expenses were $51M. Total Operating Expenses $101.5 $18.8 • Other expenses of $42M includes $39M related to non-cash increase in fair Operating Income (Loss) (43.4) 1.2 value associated with the investments, earn-out and warrant liability which Other Income (Expenses) (42.2) resulted from the share price appreciation in the quarter. Net Income (90.3) 0.9 • Adjusted EBITDA of $11M and margin of 19% were impacted by low levels Adjusted Net Income $2.5 $3.6 of fees generated from deal-driven merchant banking and real estate businesses. Adj. NI Attributable Non-controlling interest in subs. $1.2 • Adjusted Net Income attributable to AlTi of $1.3M, or $0.02 per share. Adj. Net Income attributable to AlTi $1.3 • AUM/AUA of $67B, composed of Wealth Management ($46B) and Asset Adjusted EBITDA $10.8 $4.7 Management ($21B). EBITDA Margin 19% 23% AUM/AUA ($B) $66.7 $32.2 Note: 1Q’22 results only include the results of TWMH as accounting predecessor; comparability to prior periods may be limited. (1) Costs associated with public company infrastructure, including expanded finance, legal, compliance and risk teams, executives AlTi Tiedemann Global 23 and Board of Directors with public market experience, technology and marketing (2) Includes $2.4M in management fees from External Strategic Managers.

Segment Highlights AlTi Tiedemann Global 24

Wealth Management Select Financial and Operating Metrics ($ in Millions) 1Q’23 • Revenue of $32M which benefited from new business wins, strong net client inflows and Revenue $31.5 market performance in the quarter. 100% of revenues are recurring management/advisory fees. Mgmt./Advisory Fees 31.5 • Total Operating Expenses of $55M reflects $26M in one-time expenses associated with the transaction; as well as investments in our public company infrastructure. Excluding Total Operating Expenses $55.2 the one-time items, operating expenses were $29M. (23.6) Operating income (loss) • Adjusted EBITDA of $4M and margin of 13%. Adjusted EBITDA $4.2 • AUM/AUA of $46B, 7% q-o-q growth driven by strong new business wins of $1B+, inflows from existing clients of ~$600M, and positive performance of equity and fixed EBITDA Margin 13% income markets in the period. AUM/AUA ($B) $45.6 AlTi Tiedemann Global 25

Wealth Management Operating Metrics – AUM/AUA Assets Under Management (AUM) Wealth Management AUM: $30.4 billion ($ in Millions) 1Q’23 1Q’22 AUA: $45.6 billion Beginning Balance: $ 27,961 $ 21,390 New Clients, net 1,121 441 Assets Under Advisement (AUA) Cash Flow, net 624 (66) ($ in Millions) 1Q’23 1Q’22 Market Performance, net 702 (983) Beginning Balance: $ 42,541 $ 27,558 Acquisitions of TIH and Holbein — 840 Change 3,082 4,610 AUM at Period End $ 30,408 $ 21,622 AUA at Period End $ 45,623 $ 32,168 Average AUA $ 44,082 $ 29,863 Average AUM $ 29,185 $ 21,506 AlTi Tiedemann Global 26 See definitions on slide 37. Note: 1Q’22 results only include the results of TWMH as accounting predecessor; comparability to prior periods may be limited.

Asset Management Select Financial and Operating Metrics ($ in Millions) 1Q’23 • Revenue of $27M reflects primarily $15M in management and advisory fees and $10M of $26.5 Revenue distributions from investment, which benefitted from Zebedee’s strong performance in Q4 2022. Mgmt./Advisory Fees 15.0 Incentive Fees 0.6 • Total Operating Expenses of $46M reflects $23M in one-time expenses associated with the transaction, as well as investments in our public company infrastructure. Excluding the one- 10.0 Distributions from Investments* time items, operating expenses were $23M. Other Income/Fees 0.9 • Adjusted EBITDA of $7M and margin of 25% reflecting strong distributions from the external managers, offset by challenges across the deal-driven merchant banking and real estate Total Operating Expenses $46.3 businesses. Operating Income (loss) (19.8) • AUM/AUA of $21B decreased 6% q-o-q reflecting primarily an asset divestiture and the Adjusted EBITDA $6.6 reduced market capitalization of a publicly-traded REIT in the UK public real estate business. EBITDA Margin 25% AUM/AUA ($B) $21.1 AlTi Tiedemann Global 27 * Includes $2.4M in management fees from External Strategic Managers.

Asset Management Operating Metrics – AUM/AUA Real Estate - Public & Private Funds Asset Management ($ in Millions) 1Q’23 (Successor) AUM: $5.7 billion Beginning Balance: $ 14,130 AUA: $21.1 billion Change (1,308) (1) AUM/AUA at March 31, 2023 $ 12,822 Average AUM/AUA $ 13,476 Alternatives Platform Gross March 31, 2023 Average ($ in Millions) January 3, 2023 Appreciation Subscriptions Redemptions Distributions (Successor) AUM/AUA TIG Arbitrage $ 3,027 $ 14 $ 349 $ (447) $ (7) $ 2,936 $ 2,982 External Strategic Managers: Real Estate Bridge Lending Strategy 2,153 3 — — (9) 2,147 2,150 European Equities 1,632 48 66 (11) (6) 1,729 1,681 Asian Credit and Special Situation 1,498 39 7 (73) (10) 1,461 1,480 External Strategic Managers Subtotal 5,283 90 73 (84) (25) 5,337 5,310 Total $ 8,310 $ 104 $ 422 $ (531) $ (32) $ 8,273 $ 8,292 Note: See definitions on slide 37. (1) AUA is reported with a one quarter lag for HLIF as management fees are billed on that basis and excludes assets managed by AHRA given NAV considered AlTi Tiedemann Global 28 outdated without third party publication for over one year.

Liquidity Metrics

Existing Capital Structure

- Leverage of 2.4x based on 1Q 2023 LTM Adjusted EBITDA.

New Credit Facility

- Closed January 3, 2023, in conjunction with business combination.
- $250 million five-year credit facility to pay down subsidiary debt and fund growth initiatives:
    - $100 million dollar term loan
    - $150 million revolving credit facility
- Interest rate based on pricing grid based on total leverage ratio.
- Amounts drawn at close used to refinance subsidiary debt .
- BMO, Fifth Third Bank, PNC Bank, and Texas Capital Bank are Joint Lead Arrangers and Bookrunners. BMO Harris Bank N.A. is the Administrative Agent. Bank of America and CrossFirst Bank are members of the syndicate.

Leverage metrics

($ in Millions unless otherwise stated)	1Q'23	x EBITDA
Cash and Cash Equivalents	$18	
Revolving Credit Facility[1]	$36	
Term loan [1]	$97	
Total Debt	$133	
1Q 2023 LTM Adjusted EBITDA	$55.4	2.4x

(1) Net of issuance costs

AlTi Tiedemann Global

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Our Long-Range Goals Reflect continued execution of proven business model • Annual AUM/AUA growth rate High single-digit percentage • Annual Revenue growth rate Low-teens percentage (2) • Adjusted EBITDA margin Expansion to mid 30s (1) Growth rate represents long-term annual growth, on average and over time. A AlT lTi i T Tiied edem eman ann n G Gllo ob bal al 30 30 (2) Expect 2023 margins will be negatively impacted by investments in public market infrastructure.

Appendix A AlT lTi i T Tiied edem eman ann n G Gllo ob bal al 31 31

First Quarter 2023 Balance Sheet (Unaudited)

($ in Thousands, except share data)	As of March 31, 2023		As of December 31, 2022	
Assets				
Cash and cash equivalents	$	17,790	$	7,131
Fees receivable, net		32,269		19,540
Other receivable, net		—		5,167
Investments at fair value		166,669		145
Equity method investments		48,803		52
Intangible assets, net of accumulated amortization		541,166		20,578
Goodwill		530,760		25,464
Operating lease right-of-use assets		27,601		10,095
Other assets		51,094		3,817
Total assets	$	1,416,152	$	91,989
Liabilities				
Accounts payable and accrued expenses	$	36,433	$	8,073
Accrued compensation and profit sharing		11,786		15,660
Accrued member distributions payable		17,600		11,422
Warrant liabilities, at fair value		23,235		—
Earn-out liability, at fair value		120,967		—
TRA liability		13,300		—
Delayed share purchase agreement		1,818		1,818
Earn-in consideration payable		1,593		1,519
Operating lease liabilities		28,455		10,713
Debt, net of unamortized deferred financing cost		133,251		21,187
Deferred tax liability, net		40,545		82
Deferred income		1,692		—
Other liabilities		24,772		3,662
Total liabilities	$	455,447	$	74,136
Commitments and contingencies				
Shareholders' Equity				
Common stock, Class A, $0.01 par value 797,111,977 authorized 57,916,649 outstanding		6		3
Common Stock, Class B, $0.01 par value 94,967,039 authorized 55,032,961 outstanding		—		18,607
Additional paid-in capital		462,275		—
Retained earnings (accumulated deficit)		(96,686)		—
Accumulated other comprehensive income		4,941		(1,077)
Total AlTi Global, Inc. shareholders' equity		370,536		17,533
Non-controlling interest in subsidiaries		590,169		320
Total shareholders' equity		960,705		17,853
Total liabilities and shareholders' equity	$	1,416,152	$	91,989

AlTi Tiedemann Global

1Q'23 represent amounts as of March 31, 2023 (Successor). Amounts as of December 31, 2022 represent balances related to TWMH (Predecessor). Comparability may be limited.

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Non-GAAP Reconciliation

($ in Thousands)	1Q'23 Asset Management Segment	1Q'23 Wealth Management Segment	1Q'23 Total AlTi (Successor)
Adjusted Net Income and Adjusted EBITDA			
Net income before taxes	$ (38,540)	$ (47,100)	$ (85,640)
Stock based compensation (1)	198	5,640	5,838
Stock based compensation - LTIP (2)	13,148	11,549	24,697
Transaction expenses (3)	9,218	8,555	17,773
Change in fair value of warrant liability (4)	6,471	6,471	12,942
Changes in fair value of (gains)/ losses on investments (5)	(3,347)	521	(2,826)
Change in fair value of earn-out liability (6)	14,603	14,603	29,206
Organization streamlining cost (7)	385	682	1,067
Adjusted income before taxes	2,136	921	3,057
Adjusted income tax expense	(407)	(170)	(577)
Adjusted Net Income	1,729	751	2,480
Adjusted net income attributed to non-controlling interest in subsidiaries	846	366	1,212
Adjusted Net Income attributable to AlTi	883	385	1,268
Net income attributed to non-controlling interest in subsidiaries	846	366	1,212
Interest expense, net	1,753	1,508	3,261
Income tax expense	2,325	2,325	4,650
Adjusted income tax expense less income tax expense	(1,918)	(2,155)	(4,073)
Depreciation and amortization	2,739	1,778	4,517
Adjusted EBITDA	$ 6,628	$ 4,207	$ 10,835

Note: Prior periods in 2022 are not presented as predecessor results not comparable
(1) Add-back of non-cash expense related to legacy TWMH 2019, 2020 and 2021 restricted unit awards.
(2) Add-back of non-cash expense related to legacy Alvarium Long Term Incentive Plan ("LTIP") awards.
(3) Add-back of transaction expenses related to the Business Combination, including professional fees.
(4) Represents the change in fair value of the warrant liability.
(5) Represents the change in unrealized gains/losses related primarily to the interest rate swap.
(6) Represents the change in fair value of the earn-out liability.
(7)Represents cost to implement organization change to derive cost synergy.

AlTi Tiedemann Global
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Expected Financial Drivers Well-defined path with a clear trajectory for long term growth Stable recurring revenue foundation across both asset and wealth management 01. Topline Growth Topline growth fueled by new partnerships Revenue diversification through emerging strategies and solutions Economies of scale that leverage global distribution platform 02. Margin Expansion Efficiencies driven by centralizing operations Accretive acquisition strategy Opportunistic monetization of investments 03. Balance Sheet Strength Financial flexibility to capitalize on future growth opportunities A AlT lTi i T Tiied edem eman ann n G Gllo ob bal al 34 34

Clear Value Creation Roadmap AlTi ecosystem presents significant growth opportunities • Expand into complementary domestic and international markets • Provide clients in four continents with a localized offering while addressing their New investment strategies & global presence multi-jurisdictional needs • Expand geographic focus and product offering in asset management • Capture opportunity with identified pipeline of strategic acquisitions and partnerships with strategic managers Select acquisitions & stakes in strategic managers • Increase ownership stakes in best-in-class managers • Expand Impact strategies across businesses and geographies Growth through Impact offering • Increase total assets committed to Impact strategies • Fortify client base through exceptional service and innovative solutions • Grow client base enhanced by scale, skills and experience gained in combination Expanded client base & deepened existing relationships • Increase existing relationships through new investment solutions and complementary services A AlT lTi i T Tiied edem eman ann n G Gllo ob bal al 35 35

Our Commitment to Impact Sustainable practices across corporate activities Our goal is generating sustainable financial returns with net positive impact. Our strategy and efforts are led by Chief Impact Officer, Jed Emerson. Culture at Core – Diversity, Equity & Inclusion is a matter of principle for us and fundamental to how we operate – Commitment to inclusive culture, hiring practices, educational programs, community involvement and environmental programs – Value diversity of thought, ideas and perspectives needed to provide best-in-class services UN PRI DEI B Corp Net Zero UN Principles for Diversity, Equity & Targeting Net Zero Targeting a Benefit Responsible Investment Inclusion Belonging carbon emissions Corporation Signatory since 2018 Pledge by 2030 by 2025 A AlT lTi i T Tiied edem eman ann n G Gllo ob bal al 36 36

Glossary Assets Under Management and Assets Under Advisement. For financial presentation purposes, total assets under management and assets under advisement (“AUM/AUA”) of AlTi Global is calculated as set forth below: AUM/AUA includes billable and non-billable assets. Billable assets represent the portion of assets on which we charges fees, including under co-investment arrangements. For the purpose of calculating co- investment assets, we include the gross asset value of all assets managed or supervised by operating partner subsidiaries, affiliates and joint ventures in which we hold either a majority or minority stake. Non- billable assets are exempt of fees. They consist of assets such as cash and cash equivalents, real estate, investment consulting assets and other designated assets. Our AUM/AUA also includes the assets under management of each of our external strategic managers. External strategic managers are those managers in which the we have made an external investment, and the strategies of these managers include Real Estate Bridge Lending, European Long/Short Equity and Asian Credit. Unless otherwise defined, AUM refers to assets on which a business provides continuous and regular billable supervisory or management services. As noted, our AUM/AUA includes the AUM of the our external strategic managers as we believe including such AUM presents a more accurate depiction of the respective businesses. However, the AUM of the external strategic managers should not be viewed as part our AUM for regulatory and/or statutory purposes under the U.S. Investment Advisers Act of 1940, as amended. Adjusted Net Income We use Adjusted Net Income as a non-US GAAP measure to track our performance and assess our ability to service our borrowings. This is a non-US GAAP financial measure supplement and should be considered in addition to and not in lieu of, the results of operations, prepared in accordance with US GAAP. Adjusted Net Income represents net income (loss) before taxes plus (a) equity-settled share-based payments, (b) transaction-related costs, including professional fees, (c) impairment of equity method investments, (d) change in fair value of investment or other financial instruments, (e) onetime bonuses recorded in the statement of operations, (f) compensation expense related to the earn-in of certain variable interest entities, and (g) adjusted income tax expense. Adjusted EBITDA. We use Adjusted EBITDA as a non-US GAAP measure to track our performance and assess our ability to service our borrowings. This is a non-US GAAP financial measure supplement and should be considered in addition to and not in lieu of, the results of operations, prepared in accordance with US GAAP. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of net income (loss). Adjusted EBITDA represents adjusted net income plus (a) interest expense, net, (b) income tax expense, (c) adjusted income tax expense less income tax expense, and (d) depreciation and amortization expense. Billable Assets. Represents the portion of our AUM/AUA on which we charge fees. Mgmt./Advisory Fees. Mgmt/Advisory fees represent fees recurring in nature, primarily management fees. Impact Investing. Investment practices seeking to generate various levels of financial performance together with the generation of positive measurable environmental and social impacts. Successor. AlTi Global, Inc. (the “Registrant”), a Delaware corporation, together with its consolidated subsidiaries (collectively, the “Company”, “AlTi”). Predecessor. Tiedemann Wealth Management Holdings, LLC, a Delaware limited liability company (“TWMH”). AlTi Tiedemann Global 37

Footnotes Slide 15 and 19 Past performance does not guarantee or indicate future results. The historical net performance presented above are provided from inception of each fund through June 2022 and are unaudited. The TIG Arbitrage returns reflect the deduction of the actual management fees (represents the actual management fees paid by investors for such month which may be lower than the stated management fee) and stated performance fees and expenses at the specified times but do not include the deduction of any applicable taxes, and include the reinvestment of all dividends and other earnings with respect to the fund’s assets. The returns for Real Estate Bridge Lending strategy are based on returns for the flagship Real Estate Bridge Lending Strategy fund provided to TIG by an external strategic manager. Returns were provided net of all fees charged to the flagship fund in this strategy, but did not take into account taxes, change in unit values, third-party expenses, or redemption charges. The returns for European Equities are based on returns for European Equities’ benchmark portfolio. Returns for European Equities provided were net of management and incentive fees, expenses, and applicable taxes. The returns for Asia Credit and Special Situations are based on returns for the flagship Asia Credit and Special Situations fund provided to the TIG Entities by our External Strategic Manager. Returns for Asia Credit provided were net of management and incentive fees, expenses, and applicable taxes. Each of the managers managed strategies and/or funds over the relevant periods that are not included in the investment performance information above because they are not the primary strategy and/or fund of the manager. If the performance of the omitted strategies and funds were included, the investment performance shown may be lower. An investor may be subject to different taxation depending on the jurisdiction of the investor or relevant manager. The MSCI and HFRI performance information is included to show relative market performance for the periods indicated and not as a standard of comparison. Each of HFRI and MSCI differs in numerous respects from the portfolio composition of any fund comprising the investment returns presented. The indices are not included to imply that any fund is comparable to an index in composition or element of risk. Returns for the MSCI are gross of dividend reinvestment. No representation is made hereby with respect to the accuracy or completeness of the index data. A description of the strategies is provided below: TIG Arbitrage: The TIG Arbitrage strategy is TIG’s event-driven strategy based in New York. This strategy, which has approximately $2.9 billion of AUM as of March 31, 2023, focuses on 0-to-30-day events within the merger process. The investment team employs deep research on each situation in the portfolio with a focus on complex, hostile, up-for-sale situations where our primary research work can drive uncorrelated alpha. The research and investment process is focused on hard catalyst events and is not dependent on deal flow. Bridge Lending Real Estate: The Bridge Lending Real Estate strategy is managed by an external manager based in Toronto and focuses on complex construction, term, and pre-development bridge loans throughout North America. The strategy has approximately $2.1 billion AUM as of March 31, 2023. The strategy’s diversified portfolio primarily consists of first lien mortgages with little to no structural leverage. The team places an emphasis on risk management via rigorous underwriting consisting of borrower analysis, vetting, and extensive monitoring across all major real estate asset classes. European Equities: The European Equities strategy is managed by an external manager based in London. The strategy has approximately $1.7billion AUM as of March 31, 2023, and trades the portfolio actively and absolute return- oriented with a focus on financials, cyclicals, and mining and minerals. The strategy is market agnostic and runs with a variable net exposure, equally comfortable net long or net short. Asia Credit: The Asia Credit strategy is managed by an external manager based in Hong Kong. The strategy has approximately $1.5 billion AUM as of March 31, 2023, and includes performing, stressed, and distressed bonds and loans throughout the Asia Pacific region. The manager strives to capitalize on what It believes is an under-researched and inefficient market with limited competition and attractive levels of stressed and distressed activity. A AlT lTi i T Tiied edem eman ann n G Gllo ob bal al 38 38

Thank You A AlT lTi i T Tiied edem eman ann n G Gllo ob bal al 39 39